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                        METROPOLITAN SERIES FUND, INC.

                      SUPPLEMENT DATED DECEMBER 27, 1996
                                      TO
                         PROSPECTUS DATED MAY 1, 1996

  This supplements the information contained in the prospectus ("Prospectus") of Metropolitan Series Fund, Inc. ("Fund"), dated May 1, 1996. You should keep this Supplement to the Prospectus for future reference.

 The following replaces the portion of the eighth paragraph under "Management of the Fund" that pertains to Mr. Yogg:

  John T. Wilson is the portfolio manager for the Growth Portfolio and for the equity portion of the Diversified Portfolio. Mr. WIlson is a member of the State Street Research Equity Group's Growth Team and a Vice President of the Firm. Mr. Wilson joined the Firm in 1996 as a portfolio manager. Before joining State Street Research, Mr. Wilson served as a portfolio manager with Phoenix Home Mutual Life Insurance Company. He received a B.A. from Trinity College and an M.B.A. from Duke University. Mr. Wilson has 6 years of investment experience.



                      Metropolitan Life Insurance Company
                              One Madison Avenue
                           New York, New York 10010
                   Attention: Retirement and Savings Center